                                                                  EXHIBIT 10.30

                                                               [JP MORGAN LOGO]

                                 TRANSACTION

Attn.          SAM RIZZO
               SERVICE CORPORATION INTERNATIONAL
               HOUSTON, TEXAS

Fax:           7135255475

From:          THOMAS HAGERSTROM
               J P MORGAN SECURITIES INCORPORATED
               As Agent for MORGAN GUARANTY TRUST COMPANY OF NEW YORK

Date:          18 May 1994

THIS SWAP (MORGAN DEAL NUMBER 030000090661), WHICH BECAME EFFECTIVE AS OF FEBRUARY 1, 1994 AS A RESULT OF MORGAN (DEFINED BELOW) EXERCISING A PUT SWAP OPTION (MGT NO. REFERENCE NO. 480) SOLD BY SERVICE CORPORATION INTERNATIONAL ON NOVEMBER 1, 1993, HAS BEEN PARTIALLY UNWOUND EFFECTIVE MAY 19, 1994. THE NOTIONAL AMOUNT OF 150,000,000 USD HAS BEEN DECREASED To 75,000,000 USD.

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the 'Transaction'). This letter agreement constitutes a 'Confirmation' as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation represents an amendment and restatement of any prior documents or other confirming communications between the parties with respect to this Transaction.

Morgan is, together with other United Kingdom listed institutions, subject to the Bank of England's Code of Conduct. In connection therewith, this and certain future wholesale money market transactions will be outside the Financial Services Act, but you will have the benefit of the Code of Conduct.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 4 February 1993, as amended and supplemented from time to time (the "Agreement"), between MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan") and SERVICE CORPORATION INTERNATIONAL (the
"Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Morgan Deal Number:              030000090661

     Trade Date:                      17 May 1994

     Effective Date:                  1 February 1994

     Termination Date:                1 February 1999

Fixed Amounts:

Fixed Rate Payer:                     Morgan

Notional Amount:                      75,000,000.00 USD

Fixed Rate Payer Payment Dates:       Each 1 August, 1 February
                                      starting with 1 August 1994 up
                                      to, and including, 1 February
                                      1999, subject to adjustment in
                                      accordance with the Modified
                                      Following Business Day
                                      Convention and there will be an
                                      adjustment to the Calculation
                                      Period.

Fixed Rate:                           5.36000 percent

Fixed Rate Day Count Fraction:        30/360

Floating Amounts:

Floating Rate Payer:                  Counterparty

Notional Amount:                      75,000,000.00 USD

Floating Rate Payer Payment Dates:    Each 1 August, 1 February
                                      starting with 1 August 1994 up
                                      to, and including, 1 February
                                      1999, subject to adjustment in
                                      accordance with the Modified
                                      Following Business Day
                                      Convention and there will be an
                                      adjustment to the Calculation
                                      Period.

Floatina Rate for initial
Calculation Period:                   3.37500 percent
                                      From 1 Feb 1994 to 1 Aug 1994

Floating Rate Option:                 USD-LIBOR-BBA

Designated Maturity:                  6 Month

Spread:                               Inapplicable

Floating Rate Day Count Fraction:     Actual/360

Reset Dates:                          The first day of each
                                      Calculation Period.

Rate Cut-off:                         Inapplicable.

Payment Lag:                          Inapplicable.

Method of Averaging:                  Inapplicable

Compounding:                          Inapplicable.

Method of Compounding:                Inapplicable.

Compounding Dates:                    Inapplicable.

Business Day Locations for
Counterparty:                         London, New York

Business Day Locations for Morgan:    London, New York

Payments will be:                     Net

Fee Payable to Counterparty:          714,000.00      USD

Fee Type:                             Arranging

Due Date:                             10 January 1994

Fee Payable to Morgan:                4,693,000.00    USD

Fee Type:                             Partial Termination

Due Date:                             19 May 1994

4.     Account Details
       Payments to Morgan:
              Account for payments in USD:

                    Morgan Guaranty Trust Co of New York
                    23 Wall St
                    New York
                    Favour:         Morgan Guaranty Trust Co of New York
                                    London Office

                    ABA/Bank No.:
                    Account No.:    670 07 054

                    Reference:      Swap Operations

5.     Offices

       (a)    The Office of Morgan for the Swap Transaction is LONDON; and

              All enquiries regarding payments and/or rate resettings only should be sent to:

              Morgan Guaranty Trust Company of New York
              60 Victoria Embankment
              London.  EC4Y OJP

              Attention:      Alison Payne

              Telephone:      44 71 325 4282

              Facsimile:      44 71 325 8201

              Telex:          896631 MGT G

              Cable:          Morganbank

              Please quote the Morgan Deal Number indicated above.

              All enquiries regarding confirmations should be sent to:

              Morgan Guaranty Trust Company of New York
              60 Wall Street
              New York, New York 10260

              Attention:      Jennifer Buczek
                              Documentation Control Group

              Telephone:      1-212-648-2498

              Facsimile:      1-212-648-5117

              Please quote the Morgan Deal Number indicated above.

       (b)    The Office of the Counterparty for the Swap
              Transaction is HOUSTON.

J P MORGAN SECURITIES INCORPORATED is acting solely as agent for Morgan and will have no obligations under this Transaction.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: Morgan Deal
Number: 030000090661.

                                        Yours sincerely,

                                        J P MORGAN SECURITIES INCORPORATED,
                                        as Agent for and signing on behalf of:

                                        MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK

                                        By: /s/ THOMAS HAGERSTROM
                                            -----------------------------------
                                        Name:   Thomas Hagerstrom
                                        Title:  Vice President



Confirmed as of the
date first above written:

SERVICE CORPORATION INTERNATIONAL

By: /s/ SAMUEL W. RIZZO
---------------------------------
Name:   Samuel W. Rizzo
Title:  Executive Vice President
        Chief Financial Officer/
        Treasurer

                                                            [JP MORGAN -- LOGO]


                                 Transaction

Attn:  SAM RIZZO
       SERVICE CORPORATION INTERNATIONAL

Fax:   17135255475

From:  MARK HERNANDEZ
       J P. MORGAN SECURITIES INCORPORATED
       As Agent for MORGAN GUARANTY TRUST COMPANY OF NEW YORK

Date:  18 January 1995

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation represents an amendment and restatement of any prior documents or other confirming communications between the parties with respect to this Transaction.

Morgan is, together with other United Kingdom listed institutions, subject to the Bank of England's Code of Conduct. In connection therewith, this and certain future wholesale money market transactions will be outside the Financial Services Act, but you will have the benefit of the Code of Conduct.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 4 February 1993, as amended and supplemented from time to time (the "Agreement"), between MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan"), and SERVICE CORPORATION INTERNATIONAL (the "Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The Agreement will be further amended as per the letter agreement agreed between Morgan and the Counterparty on 13 December 1994.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Morgan Deal Number:              030000117056

     Trade Date:                      6 December 1994

     Effective Date:                  13 December 1994

     Termination Date:                15 December 2004

Fixed Amounts:

Fixed Rate Payer:                     Morgan

Notional Amount:                      200,000,000.00 USD

Fixed Rate Payer Payment Dates:       Each 15 June, 15 December
                                      starting with 15 June 1995 up
                                      to, and including, 15 December
                                      2004, subject to adjustment in
                                      accordance with the Modified
                                      Following Business Day
                                      Convention

Fixed Rate:                           8.48800 percent

Fixed Rate Day Count Fraction:        30/360

Initial Stub Payment:
        From: 13 December 1994        To: 15 June 1995
Morgan Fixed Rate:                    8.48800 percent

Floating Amounts for Initial
Stub Period 13 December 1994 to
15 June 1995:

Floating Rate Payer:                  Counterparty

Notional Amount:                      128,139,416.00 GBP

Floating Rate Payer Payment
Dates:                                15 June 1995, subject to
                                      adjustment in accordance with
                                      the Modified Following Business
                                      Day Convention

Floating Rate Option:                 GBP-LIBOR-BBA

Designated Maturity:                  1 Month

Spread:                               Plus 0.52900 percent

Floating Rate Day Count
Fraction:                             Actual/365 (Fixed)

Reset Dates:                          13 December 1994, 15 January 1995,
                                      15 February 1995, 15 March 1995,
                                      15 April 1995, 15 May 1995.

Rate Cut-off:                         Inapplicable.

Payment Lag:                          Inapplicable.

Method of Averaging:                  Inapplicable

Compounding:                          Applicable.

Method of Compounding:                Flat Compounding

Compounding Dates:                    Inapplicable.

Initial Stub Calculation:
        From: 13 December 1994        To: 15 January 1995

Counterparty Floating Rate            GBP-LIBOR-BBA
Option:

Designated Maturity:                  Linear Interpolation between 1
                                      Month and 2 Month.
Floating Amounts After
15 June 1995:

Floating Rate Payer:                  Counterparty

Notional Amount:                      128,139,416.00 GBP

Floating Rate Payer Payment
Dates: Each 15 December, 15 June starting with 15 December 1995 up to, and including, 15
                                      December 2004, subject to
                                      adjustment in accordance with
                                      the Modified Following Business
                                      Day Convention

Floating Rate Option:                 GBP-LIBOR-BBA

Designated Maturity:                  6 Month

Spread:                               Plus 0.52900 percent

Floating Rate Day Count
Fraction:                             Actual/365 (Fixed)

Reset Dates:                          The first day of each
                                      Calculation Period.

Rate Cut-off:                         Inapplicable.

Payment Lag:                          Inapplicable.

Method of Averaging:                  Inapplicable

Compounding:                          Inapplicable.

Method of Compounding:                Inapplicable.

Compounding Dates:                    Inapplicable.

Business Day Locations for
Counterparty:                         New York, London

Business Day Locations for
Morgan:                               New York, London

Payments will be:                     Gross

Fee Payable to Counterparty:          129,019,336.00 GBP

Fee Type:                             Principal Exchange

Due Date:                             27 January 1995

Fee Payable to Morgan:                128,139,416.00 GBP
Fee Type:                             Principal Exchange
Due Date:                             15 December 2004

Fee Payable to Morgan:                201,432,212.00 USD
Fee Type:                             Principal Exchange
Due Date:                             27 January 1995

Fee Payable to Morgan:                200,000,000.00 USD
Fee Type:                             Principal Exchange
Due Date:                             15 December 2004

4.     Account Details

       Payments to Morgan:

              Account for payments in GBP:

                    Morgan Guaranty Trust Co, London
                    Direct
                    S/C 165580
                    Favour: For the account of Morgan Guaranty Trust Company, London

                    ABA/Bank No.:
                    Account No.:
                    Reference:      Further Credit to Swaps Group Account:
                                    10005051

              Account for payments in USD:

                    Morgan Guaranty Trust Co of New York
                    23 Wall St
                    New York
                    Favour:         Morgan Guaranty Trust Co of New York
                                    London Office

                    ABA/Bank No.:
                    Account No.:    670 07 054
                    Reference:      Further Credit to Swaps Group Account:
                                    10005035

       Payments to Counterparty:

              Account for payments in GBP:

                   Favour:         SERVICE CORPORATION INTERNATIONAL
                   ABA/Bank NO.:
                   Account No.:
                   Reference:

              Account for payments in USD:

                   Favour:         SERVICE CORPORATION INTERNATIONAL
                   ABA/Bank NO.:
                   Account No.:
                   Reference:

5.     Offices

       (a)  The Office of Morgan for the Swap Transaction is
            London; and

            All enquiries regarding paments and/or rate resettings only should be sent to:

            Morgan Guaranty Trust Company of New York
            60 Victoria Embankment
            London. EC4Y OJP

            Attention:    Allison Payne
            Telephone:    44 1 71 325 3784
            Facsimile:    44 1 71 325 3862/3863
            Telex:        896631 MGT G
            Cable:        Morganbank

            Please quote the Morgan Deal Number indicated above.

            All enquiries regarding confirmation should be sent to:

            Morgan Guaranty Trust Company of New York
            60 Wall Street
            New York, New York 10260

            Attention:    Jennifer Buczek
                          Documentation Control Group
            Telephone:    1-212-648-2498
            Facsimile:    1-212-648-5117

            Please quote the Morgan Deal Number indicated above.

      (b)  The Office of the Counterparty for the Swap
           Transaction is HOUSTON


J P MORGAN SECURITIES INCORPORATED is acting solely as agent for Morgan and will have no obligations under this Transaction. Except solely in the capacity of an agent or an Affiliate with respect to Section 5(e) (v) under the Agreement.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: Morgan Deal
Number: 030000117056.

This confirmation amends, restates, and supersedes any previous confirmations with respect to the Transaction herein in their entirety including (without limitation) the Confirmation dated 14 December 1994.


                                                Yours sincerely,

                                                J P MORGAN SECURITIES
                                                INCORPORATED, as Agent for
                                                and signing on behalf of:

                                                MORGAN GUARANTY TRUST COMPANY
                                                OF NEW YORK

                                                By:  /s/ ROBERT ROSSMAN
                                                Name:    Robert Rossman
                                                Title:   Vice President

Confirmed as of the
date first above written:


SERVICE CORPORATION INTERNATIONAL

By:    Samuel W. Rizzo
Name:  Samuel W. Rizzo
Title: Executive Vice President
       Chief Financial Officer/Treasurer

                                                                [JP MORGAN LOGO]


                                Transaction

Attn:  SAM RIZZO
       SERVICE CORPORATION INTERNATIONAL
       HOUSTON, TEXAS

Fax:   17135255475

From:  MARK HERNANDEZ
       J P MORGAN SECURITIES INCORPORATED
       As Agent for MORGAN GUARANTY TRUST COMPANY OF NEW YORK

Date:  18 January 1995

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation represents an amendment and restatement of any prior documents or other confirming communications between the parties with respect to this Transaction.

Morgan is, together with other United Kingdom listed institutions, subject to the Bank of England's Code of Conduct. In connection therewith, this and certain future wholesale money market transactions will be outside the Financial Services Act, but you will have the benefit of the Code of Conduct.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 4 February 1993, as amended and supplemented from time to time (the "Agreement"), between MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan") and SERVICE CORPORATION INTERNATIONAL (the "Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below. The Agreement will be further amended as per the letter agreement agreed between Morgan and the Counterparty on 13 December 1994.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

                 Morgan Deal Number:   030000118918

      Trade Date:          10 January 1995

      Effective Date:      27 January 1995

      Termination Date:    27 January 2002, subject to
                           adjustment in accordance with
                           the Following Business Day
                           Convention


Fixed Amounts:

Fixed Rate Payer:                 Counterparty

Fixed Rate Payer Payment Dates:   Each 27 July, 27 January
                                  starting with 27 July 1995 up
                                  to, and including, 27 January
                                  2002, subject to adjustment in
                                  accordance with the Following
                                  Business Day Convention and
                                  there will be no adjustment to
                                  the Calculation Period.

Fixed Amount:                     10,202,500.00 GBP

Fixed Amounts:

Fixed Rate Payer:                 Morgan

Fixed Rate Payer Payment Dates:   Each 27 July, 27 January
                                  starting with 27 July 1995 up
                                  to, and including, 27 January
                                  2002, subject to adjustment in
                                  accordance with the Following
                                  Business Day Convention and
                                  there will be no adjustment to
                                  the Calculation Period.

Fixed Amount:                     19,290,647.00 USD

Floating Amounts:

Floating Rate Payer:              Counterparty

Notional Amount:                  See Notional Amount Schedule.

Floating Rate Payer Payment
Dates: Each 27 July, 27 January starting with 27 July 1995 up to, and including, 27 January
                                  2002, subject to adjustment in
                                  accordance with the Following
                                  Business Day Convention and
                                  there will be an adjustment to
                                  the Calculation Period.

Floating Rate for initial
Calculation Period:               7.07810 percent

Floating Rate Option:             GBP-LIBOR-BBA

Designated Maturity:              6 Month

Spread:                           Plus 0.68500 percent

Floating Rate Day Count
Fraction:                         Actual/365 (Fixed)

Reset Dates:                      The first day of each
                                  Calculation Period.

Rate Cut-off:                     Inapplicable.

Payment Lag:                      Inapplicable.

Method of Averaging:              Inapplicable

Compounding:                      Inapplicable.

Method of Compounding:            Inapplicable.

Compounding Dates:                Inapplicable.

Morgan and Counterparty
Pays Exchange on Exchange
Dates:                            See Exchange Schedule

Business Day Locations for        London, New York
Counterparty:

Business Day Locations for        London, New York
Morgan:

Payments will be:                 Gross

Exchange Schedule:

On                  Morgan pays:                     Counterparty pays:
27-Jan-1995                127,712,273.00 GBP               199,010,865.00 USD
27-Jul-1995                                                   1,319,735.00 GBP
27-Jan-1996                                                   1,383,332.00 GBP
27-Jul-1996                                                   1,449,994.00 GBP
27-Jan-1997                                                   1,519,871.00 GBP
27-Jul-1997                                                   1,593,112.00 GBP
27-Jan-1998                                                   1,669,885.00 GBP
27-Jul-1998                                                   1,750,357.00 GBP
27-Jan-1999                                                   1,834,706.00 GBP
27-Jul-1999                                                   1,923,120.00 GBP
27-Jan-2000                                                   2,015,796.00 GBP
27-Jul-2000                                                   2,112,937.00 GBP
27-Jan-2001                                                   2,214,760.00 GBP
27-Jul-2001                                                   2,321,489.00 GBP
27-Jan-2002                                                   2,433,361.00 GBP

Notional Amount Schedule:

On
27-Jan-1995                                                  25,542,455.00 GBP
27-Jul-1995                                                  24,222,720.00 GBP
27-Jan-1996                                                  22,839,388.00 GBP
27-Jul-1996                                                  21,389,394.00 GBP
27-Jan-1997                                                  19,869,523.00 GBP
27-Jul-1997                                                  18,276,411.00 GBP
27-Jan-1998                                                  16,606,526.00 GBP
27-Jul-1998                                                  14,856,169.00 GBP
27-Jan-1999                                                  13,021,463.00 GBP
27-Jul-1999                                                  11,098,343.00 GBP
27-Jan-2000                                                   9,082,547.00 GBP
27-Jul-2000                                                   6,969,610.00 GBP
27-Jan-2001                                                   4,754,850.00 GBP
27-Jul-2001                                                   2,433,361.00 GBP

4.    Account Details

      Payments to Morgan:

           Account for payments in GBP:

                Morgan Guaranty Trust Co, London
                Direct
                S/C 165580
                Favour:        For the account of Morgan Guaranty Trust
                               Company, London

                Account No.:

                 Reference:      Further Credit to Swaps Group Account:
                                 10005051

          Account for payments in USD:

                 Morgan Guaranty Trust Co of New York
                 23 Wall St
                 Mew York, New York
                 Favour:         Morgan Guaranty Trust Co of New York
                                 London Office
                 ABA/Bank No.:   02100023B
                 Account No.:    670 07 054
                 Reference:      Further Credit to Swaps Group Account:
                                 10005035

    Payments to Counterparty:

          Account for payments in GBP:

                 Favour:         SERVICE CORPORATION INTERNATIONAL
                 Account No.:
                 Reference:

          Account for payments in USD:

                 Favour:         SERVICE CORPORATION INTERNATIONAL
                 ABA/Bank No.:
                 Account No.:
                 Reference:

5.  Offices

    (a)  The Office of Morgan for the Swap Transaction is LONDON; and

         All enquiries regarding payments and/or rate resettings only should be sent to:

         Morgan Guaranty Trust Company of New York
         60 Victoria Embankment
         London.  EC4Y OJP

         Attention:     Alison Payne
         Telephone:     44 1 71 325 3784
         Facsimile:     44 1 71 325 3862/3863
         Telex:         896631 MGT G
         Cable:         Morganbank

         Please quote the Morgan Deal Number indicated above.

         All enquiries regarding confirmations should be sent to:

          Morgan Guaranty Trust Company of New York
          60 Wall Street
          New York, New York 10260

          Attention:     Jennifer Buczek
                         Document Control Group
          Telephone:     1-212-648-2498
          Facsimile:     1-212-648-5117

          Please quote the Morgan Deal Number indicated above.

     (b)  The Office of the Counterparty for the Swap
          Transaction is HOUSTON.

J P MORGAN SECURITIES INCORPORATED is acting solely as agent for Morgan and will have no obligations under this Transaction.
Except solely in the capacity of an agent or an Affiliate with respect to
Section 5(a)(v) under the Agreement.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: Morgan Deal
Number: 030000118918.



                                                 Yours sincerely,

                                                 J P MORGAN SECURITIES
                                                 INCORPORATED, as Agent for
                                                 and signing on behalf of:

                                                 MORGAN GUARANTY TRUST COMPANY
                                                 OF NEW YORK


                                                 By:  /s/ MARK HERNANDEZ
                                                      -------------------------
                                                 Name:    Mark Hernandez
                                                 Title:   Associate

Confirmed as of the
date first above written:

SERVICE CORPORATION INTERNATIONAL

By:    Samuel W. Rizzo
       _________________________________
Name:  Samuel W. Rizzo
Title: Executive Vice President
       Chief Financial Officer/Treasurer

                                                               [JP MORGAN LOGO]

                                 Transaction


Attn:     CURTIS BRIGGS
          SAM RIZZO
          SERVICE CORPORATION TNTERNATIONAL

Fax:      17135255475

From:
          J P MORGAN SECURITIES INCORPORATED
          As Agent for MORGAN GUARANTY TRUST COMPANY OF NEW YORK

Date:      18 January 1995


The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

Morgan is, together with other United Kingdom listed institutions, subject to the Bank of England's Code of Conduct. In connection therewith, this and certain future wholesale money market transactions will be outside the Financial Services Act, but you will have the benefit of the Code of Conduct.


1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 4 February 1993, as amended and supplemented from time to time (the "Agreement"), between MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan") and SERVICE CORPORATION INTERNATIONAL (the "Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below. The Agreement will be further amended as per the letter agreement agreed between Morgan and the Counterparty on 13 December 1994.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Morgan Deal Number:               030000117058

Trade Date:                        6 December 1994

Effective Date:                   13 December 1994

Termination Date:                 15 December 2004

Fixed Amounts:

Fixed Rate Payer:                 Morgan

Notional Amount:                  72,500,000.00 USD

Fixed Rate Payer Payment Dates:   Each 15 June, 15 December starting with
                                  15 June 1995 up to, and including,
                                  15 December 2004, subject to adjustment in
                                  accordance with the Modified Following
                                  Business Day Convention.

Fixed Rate:                       7.97300 percent

Fixed Rate Day Count Fraction:    30/360

Initial Stub Payment:
     From: 13 December 1994       To: 15 June 1995

Morgan Fixed Rate:                7.97300 percent

Floating Amounts:

Floating Rate Payer:              Counterparty

Notional Amount:                  46,450,538.00 GBP

Floating Rate Payer
  Payment Dates:                  15 June 1995, subject to adjustment in
                                  accordance with the Modified Following
                                  Business Day Convention.

Floating Rate Option:             GBP-LIBOR-BBA

Designated Maturity:              1 Month

Spread:                           Inapplicable

Floating Rate Day Count
  Fraction:                       Actual/365 (Fixed)

Reset Dates;                      13 Dec, 15 Jan, 15 Feb, 15 Mar,
                                  15 April, 15 May.

Rate Cut-off:                     Inapplicable.

Payment Lag:                      Inapplicable.

Method of Averaging:              Inapplicable

Compounding:                      Applicable.

Method of Compounding:            Flat Compounding.

Compounding Dates:                15 Jan, 15 Feb, 15 Mar, 15 April, 15 May.

Initial Stub Calculation:         To: 15 January 1995
     From: 13 December 1994

Counterparty Floating Rate
     Option:                      GBP-LIBOR-BBA

Designated Maturity:              Linear interpolation between 1
                                  Month and 2 Month.

Floating Amounts:

Floating Rate Payer:              Counterparty

Notional Amount:                  46,450,538.00 GBP

Floating Rate Payer Payment
    Dates:                        Each 15 December, 15 June
                                  starting with 15 December 1995 up to,
                                  and including, 15 December 2004, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Option:             GBP-LIBOR-BBA

Designated Maturity:              6 Month

Spread:                           Inapplicable

Floating Rate Day Count
     Fraction:                    Actual/365 (Fixed)

Reset Dates:                      The first day of each Calculation Period.

Rate Cut-off:                     Inapplicable.

Payment Lag:                      Inapplicable.

Method of Averaging:              Inapplicable

Compounding:                      Inapplicable.

Method of Compounding:            Inapplicable.

Compounding Dates:                Inapplicable.

Business Day Locations for        New York, London
     Counterparty:

Business Day Locations for        New York, London
     Morgan:

Payments will be:                 Gross

Fee Payable to Counterparty:      10,769,509.00
Fee Type:                         Principal Exchange
Due Date:                         27 January 1995

Fee Payable To Morgan:            46,450,538.00 GBP
Fee Type:                         Principal Exchange
Due Date:                         15 December 2004

Fee Payable to Morgan:            17,467,577.00 USD
Fee Type:                         Principal Exchange
Due Date:                         27 January 1995

Fee Payable to Counterparty:      72,500,000.00 USD
Fee Type:                         Principal Exchange
Due Date:                         15 December 2004

4.  Account Details

    Payments to Morgan:

          Account for payments in GBP:

                 Morgan Guaranty Trust Co, London
                 Direct
                 S/C 165580
                 Favour:               For the account of Morgan Guaranty
                                       Trust Company, London

                 ABA/Bank No.:
                 Account No.:
                 Reference:            Further Credit to Swaps Group Account:
                                       10005051


          Account for payments in USD:

                 Morgan Guaranty Trust Co of New York
                 23 Wall St
                 New York
                 Favour:               Morgan Guaranty Trust Co of
                                       New York - London Office
                 ABA/Bank No.:
                 Account No.:          670 07 054
                 Reference:            Further Credit to Swaps Group Account:
                                       10005035

    Payments to Counterparty:

          Account for payments in GBP:

                 Favour:         SERVICE CORPORATION INTERNATIONAL
                 ABA/Bank No.:
                 Account No.:
                 Reference:

          Account for payments in USD:



                 Favour:         SERVICE CORPORATION INTERNATIONAL
                 ABA/Bank No.:
                 Account No.:
                 Reference:


5.  Offices

    (a)  The Office of Morgan for the Swap Transaction is LONDON; and

         All enquiries regarding payments and/or rate resettings only should be sent to:

         Morgan Guaranty Trust Company of New York
         60 Victoria Embankment
         London.  EC4Y OJP

         Attention:     Alison Payne
         Telephone:     44 1 71 325 3784
         Facsimile:     44 1 71 325 3862/3863
         Telex:         896631 MGT G
         Cable:         Morganbank

         Please quote the Morgan Deal Number indicated above.

         All enquiries regarding confirmations should be sent to:

         Morgan Guaranty Trust Company of New York
         60 Wall Street
         New York, New York 10260

Attention:             Jennifer Buczek
                       Documentation Control Group
Telephone:             1-212-648-2498
Facsimile:             1-212-648-5117

Please quote the Morgan Deal Number indicated above.

     (b)  The Office of the Counterparty for the Swap
          Transaction is HOUSTON.

J P MORGAN SECURITIES INCORPORATED is acting solely as agent for Morgan and will have no obligations under this Transaction.
Except solely in the capacity of an agent or an Affiliate with respect to
Section 5(a)(v) under the Agreement.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: Morgan Deal
Number: 030000117058.

This confirmation amends, restates, and supersedes any previous confirmations with respect to the Transaction herein in the entirety including (without limitation) the confirmation dated 14 December 1994.



                                                 Yours sincerely,

                                                 J P MORGAN SECURITIES
                                                 INCORPORATED, as Agent for
                                                 and signing on behalf of:

                                                 MORGAN GUARANTY TRUST COMPANY
                                                 OF NEW YORK


                                                 By:  /s/ ROBERT ROSSMAN
                                                      -------------------------
                                                 Name:    Robert Rossman
                                                 Title:   Vice President

Confirmed as of the
date first above written:

SERVICE CORPORATION INTERNATIONAL


By: /s/ SAMUEL W. RIZZO
    -----------------------------
Name:  Samuel W. Rizzo
Title: Executive Vice President
       Chief Financial Officer/Treasurer

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